---------
                                   FAM FUNDS

--------------------------------------------------------------------------------
                                                                    July 2002

Chairman's Commentary

    As an investor friend of ours recently remarked, "The Wall Street Journal reads like a police blotter!" I would like to take this opportunity to contrast the current market environment as depicted by some alarmist journalists to our view of the investment world. After reading this letter I hope you will share in our enthusiasm for your - and our - financial future at FAM Funds.

    While not common, scandals on Wall Street are also not unusual. Infamous examples from the past include American Express, Equity Funding and Long-Term Capital Management. In recent days, Enron/Arthur Anderson, Adelphia, Qwest, and now WorldCom, have been added to this list. Given a world where investment bankers aggressively promote unrealistic expectations about a company's future, there is intense pressure on management to post positive, quarter-to-quarter earnings growth. This pressure to `manage' earnings growth is compounded by the lure of enormous financial rewards for corporate leadership in the form of compensation packages, which often include stock options. And as is ultimately the outcome - management greed leads directly to corporate disaster.

    As with most media outlets, negative stories receive top billing, and the financial press is no different. Although the magnitude and multitude of these stories deserve our attention, the positive corporate reports - and there are many - are often buried in back pages. While any erosion of investor confidence will negatively impact the stock market in the short term, there is a silver lining in the buying opportunities created by market declines which will have a longer lasting effect on your investment future.

    To date, we have not experienced any questionable reporting practices by any of our equity holdings. We may not be immune to financial accounting gimmickry, but we feel reasonably secure that our due diligence in analyzing both the economics of a business and the integrity of its management team has, and will, minimize the risk of negative surprises. On the positive side, the decline in stock prices has given us the opportunity to focus on investing our cash reserves in companies with solid economic futures, with strong and trustworthy management teams and at prices that build into our portfolios a meaningful margin of safety. Our steadfast focus on this process should bode well for your financial future.

    Each spring we make our annual trek to Omaha, Nebraska for the Berkshire Hathaway Annual Meeting. And every year we bring back a tidbit of wisdom from Warren Buffett that serves to remind us what investing is all about. This year, responding to a question about how to become a worthy investor, Warren outlined the following traits:

                                   ---------
                                   FAM FUNDS

--------------------------------------------------------------------------------

    A worthy investor demonstrates the ability to:

               detach oneself from the crowd.
               remain realistic about investment decisions.
               stay within one's circle of competency.
               not become greedy.

    We endeavor to hone our skills in these areas every day.

    As you know, we do not rely on Wall Street research and we do not heed popular opinion. Instead, we spend our time thinking about individual companies, the economics of those companies and what each company is worth. In our valuation process we reduce risk - or, the permanent loss of capital - by creating a margin of safety between our purchase price for a stock and what we believe that company is worth. We are passionately curious about why things happen and spend most of our time thinking about business characteristics rather than stock prices. Our disciplined approach helps us overcome the emotions of fear and greed, which lead many investors to irrational decisions. People can be carried away by tidal waves of greed, as was the case during the 1999 tech bubble. Conversely, during periods of market declines, fear has left many blind to market opportunities, as is currently the case when all stocks are being painted by the same panicked hand.

STAY THE COURSE

    The penalty for not staying the course is severe. We recently had the opportunity to hear mutual fund expert Burt Greenwald address this topic. According to Burt "Over the period from January 1984 through December 2000, the financial research firm DALBAR estimated the average return for diversified stock mutual funds to be 13.3% - a good return. However, the average mutual fund shareholder earned only 5.3% over the same time frame." Why? - because shareholders have changed direction mid-stream for what was thought to be a "safer" harbor, or, conversely, have given in to greed and chased performance. Both short-term tactics lead to mediocre returns.
    Our process is simple and disciplined. We assure you that we will remain steadfast at the helm and stay the course for the benefit of all FAM Funds shareholders.


Sincerely,


/S/ Thomas O. Putnam
Thomas O. Putnam, Chairman

                                 --------------
                                 FAM VALUE FUND

--------------------------------------------------------------------------------

Dear Fellow Value Fund Shareholder:

    Performance results for the six months ended June 30, 2002 for the FAM Value fund and market indexes are as follows:

          FAM Value Fund               +1.4%
          Russell 2000                 -5.3%
          Standard & Poor's 500       -13.8%

    We are very pleased to report positive performance in a very difficult stock market. The average domestic stock fund is down over 11% year-to-date and most market indexes are in the red. The second quarter was particularly weak; as a result the Dow Jones Industrial Average posted its worst second quarter in 32 years.

BEST & Worst Performers

    We were able to maintain a small gain through the combination of good performance in many of our investments and by holding above average cash levels. Our best performing stock was New England Business Services, which increased 33%. Community bank holdings, North Fork Bancorp, M&T Bank, and BankNorth, continue to provide good returns, each up more than 15%. Finally, retail and consumer stocks such as YUM! Brands (Pizza Hut, KFC and Taco Bell), Jones Apparel, Ross Stores, and Whole Foods Markets each contributed to overall performance.

    In addition to stock performance, our cash position helped cushion the decline in some of our equity holdings. We have held an average cash position of 14% throughout 2002. Through May of this year, we felt that stocks in general were fairly valued and we had difficulty finding investment ideas that would generate a 12% to 15% long-term return. The declining stock market we have seen over the last few weeks is creating investment opportunities and we expect our cash position to decrease as we spend some of our cash on companies whose stock price has fallen.

    Our worst performer over the last six months was ADC Telecommunications. While we have lost a large portion of our investment in this company, the impact on total fund performance has been less than 1%.

`NEW WORLD' INVESTING
    "It's a tough world when you actually have to ascertain whether a stock is really worth, intrinsically, its market price."
    The quote above is from an editorial in the July 2 issue of The Wall Street Journal. The article addresses the fallout from the technology bubble and its impact on investor behavior. The author describes a `new world' where, in order to be successful, investors must do real work and analyze and value companies. We welcome this new world. In fact, we have been longtime inhabitants of just such a universe. For the last 16 years we have been singularly focused on valuing companies and buying them at a discount to their intrinsic value. If this is the "new world" of investing, our years of experience has prepared us well for success.

                                 --------------
                                 FAM VALUE FUND

--------------------------------------------------------------------------------


DO YOU OWN THE NEXT ENRON? is the question we hear most frequently from shareholders these days. We want to address it in this letter since many of you may have wondered the same thing. While the newspapers are filled with headlines of corporate fraud and accounting problems, accounting irregularities are just a symptom of a company in trouble, not the problem. The problem is that the management of many companies became distracted from running their business and focused instead on inflating their stock prices. The companies that have exhibited accounting problems share some common traits - they all raised large amounts of money from Wall Street and were heavily promoted. They had large amounts of debt. They focused investors on earnings growth and had high valuations. Our investment process provides many checks and balances against owning this type of company. Many of the traits we look for in a company to invest in, are outlined below.

UNDER A ROCK OR UNDER A CLOUD
    We focus on small and mid-sized companies that may or may not be followed by Wall Street, and that are certainly not being promoted. We say that these companies are under a rock. In other cases, the companies we have an interest in may be experiencing a short-term problem or their industry is out of favor. For us, these companies are under a cloud. In both cases management expresses little interest in "pumping up" the stock price and focuses instead on getting business basics back on track.

GOOD BALANCE SHEETS
    We invest in companies that have low levels of debt. In many cases, our investments have zero debt and significant amounts of cash on the balance sheet. This is in contrast to companies in the news such as WorldCom, Enron, and Global Crossing, all which had large amounts of debt and now must resort to bankruptcy protection.

FOCUS ON CASH FLOW, NOT EARNINGS
    In the late 1990's, companies were rewarded for promising very high earnings growth. The reward came in the form of a high stock price. While we want our companies to grow, our focus is on cash flow growth, not earnings per share. As anyone who manages a household budget is well aware, cash flow is the life blood of any enterprise, whether it be a household or a business.

VALUATION, VALUATION, VALUATION
    Finally, many of the companies that disintegrated during the last year were selling at extremely high valuations. These companies were not worth the prices their stock was commanding in the market. We value every company we own and buy a stock only when it is available at a price below what, in our estimation, the company is worth. We sell a stock when its market price rises above the value of the company. The tricky part is not so much determining the intrinsic value of a company, but rather having the discipline and patience to execute this strategy.

                                 --------------
                                 FAM VALUE FUND

--------------------------------------------------------------------------------


NEW CATEGORY - MID-CAP VALUE

    You may have noticed that the FAM Value fund is now categorized as a mid-cap value fund by the mutual fund rating services. This is a change from our old category - small cap value. We want you to know that we have not changed our investment approach. Furthermore, during the time period the category was changed, our portfolios remained essentially the same. As always, we search for businesses that we can understand and that are managed by honest and capable people. Many of the companies that we own have outgrown their `small cap' designation. We are thrilled by this development. It means that management has grown their enterprises over time and the stock price has increased accordingly. We hope this continues.

LONG-TERM RESULTS

    As always, we close this letter with our stated goal and a report on our long-term performance. Our goal is to double money over a five to six year period. This equates to a 12% to 15% annualized rate of return. Since inception of the fund in 1987, shareholders have earned 12.9% per year. Over the last ten years the fund has returned 12.5% per year. Finally, over the last five years the return is 11.5%. While slightly below our goal, this return was achieved in an environment where the average domestic mutual fund has generated an annual return of less than 4%. Many investors are distraught over the decline in stock prices during the last few weeks. Keep in mind, however, that the lower prices available in stocks today create the opportunity to realize better returns in equities in the future.

    As we look back over the first half of 2002, the `new world' of investing described in the Wall Street Journal along with new categories for our funds at several mutual fund rating agencies do not represent anything new to us at all. We have always looked for good companies to buy at a good discount - and always will. And our portfolio will always be comprised of companies, which, in our estimation, will continue to grow and be profitable.

    We work hard every day to earn your confidence in our investment ability - thank you for opportunity you give us to do so.

Sincerely,


/s/ Thomas O. Putnam                    /s/ John D. Fox
--------------------                    ---------------
Thomas O. Putnam                        John D. Fox, CFA
Co-Manager                              Co-Manager

                                 --------------
                                 FAM VALUE FUND

--------------------------------------------------------------------------------

                            STATEMENT OF INVESTMENTS
                           June 30, 2002 (Unaudited)

                                                                                  SHARES        VALUE
                                                                                  ------        -----
COMMON STOCKS (90.6%)

BANKING (10.7%)
Banknorth Group, Inc. .....................................................       447,507   $11,644,132
- multi-bank holding company in Portland, ME
M&T Bank Corporation ......................................................       173,000    14,836,480
- bank holding company located in Buffalo, NY
North Fork Bancorporation .................................................       316,950    12,617,780
- bank holding company located on Long Island, NY
SouthTrust Corporation ....................................................       426,000    11,127,120
- bank holding company headquartered in Alabama
TrustCo Bank Corp. NY .....................................................       493,972     6,505,611
- operates 54 bank offices in upstate New York                                              -----------
                                                                                             56,731,123
                                                                                            -----------

COMMERCIAL PRODUCTS (3.2%)
+New England Business Services, Inc. ......................................       675,025    16,970,129
- leading supplier of business forms/printed products                                       -----------
to small businesses in U.S.

COMPUTER SOFTWARE & SERVICES (4.7%)
Advent Software, Inc. .....................................................       246,375     6,331,838
- provides enterprise software products and services for
  investment management companies
Reynolds & Reynolds Company ...............................................       660,400    18,458,180
- software for automotive dealers and business forms ......................                 -----------
                                                                                             24,790,018
                                                                                            -----------

CONSTRUCTION MATERIALS (6.2%)
Martin Marietta Materials, Inc. ...........................................       431,443    16,826,277
- produces aggregates for the construction industry
Vulcan Materials Company ..................................................       370,665    16,153,581
- produces, distributes and sells construction materials and                                -----------
industrial and specialty chemicals ........................................                  32,979,858
                                                                                            -----------

CONSUMER PRODUCTS (1.1%)
*CSS Industries, Inc. .....................................................       168,050     5,965,775
- giftware, bows, Halloween and Easter novelty products                                     -----------

CONSUMER SERVICES (4.5%)
H&R Block, Inc. ...........................................................       240,720    11,109,228
- leader in individual and small business tax preparation
ServiceMaster Company .....................................................       924,225    12,680,367
- commercial and residential service company ..............................                 -----------
                                                                                             23,789,595
                                                                                            -----------


                       See Notes to Financial Statements.



                                      -6-



                                 --------------
                                 FAM VALUE FUND

--------------------------------------------------------------------------------

                        STATEMENT OF INVESTMENTS (cont'd)
                           June 30, 2002 (Unaudited)

                                                                                  SHARES        VALUE
                                                                                  ------        -----

ELECTRONIC COMPONENTS (1.0%)
Littelfuse, Inc. ..........................................................       223,200   $ 5,162,616
- manufactures fuses and circuit protection devices                                         -----------

ELECTRICAL EQUIPMENT (3.8%)
*American Power Conversion ................................................       459,055     5,797,865
- manufactures power protection equipment for computers
Cognex Corporation ........................................................        82,050     1,645,103
- designs and manufactures machine vision products
Zebra Technologies Corp. ..................................................       259,890    12,531,896
- designs, manufactures and supports bar code label printers                                -----------
                                                                                             19,974,864
                                                                                            -----------

HEALTH CARE EQUIPMENT/DEVICES (2.5%)
*CONMED Corporation .......................................................       599,998    13,397,955
- orthopedic, electrosurgical and disposable medical products

HEALTH CARE SERVICES (0.8%)
Renal Care Group, Inc. ....................................................       136,100     4,239,515
- provides dialysis services to patients with chronic kidney failure                        -----------

HOME FURNISHINGS (0.9%)
Ethan Allen Interiors, Inc. ...............................................       139,175     4,907,311
- manufactures and retails home furnishings                                                 -----------

INSURANCE AGENCY (5.6%)
Brown & Brown, Inc. .......................................................       939,848    29,840,174
- one of the largest independent general insurance agencies in the U.S.                     -----------

INVESTMENT MANAGEMENT (2.5%)
Franklin Resources ........................................................       192,950     8,227,388
- investment mgmt. co.; offers Franklin Templeton & Mutual Series Funds
Waddell & Reed Financial, Inc. ............................................       216,400     4,959,888
- an underwriter and distributor of 47 mutual fund portfolios                               -----------
                                                                                             13,187,276
                                                                                            -----------

LIFE INSURANCE (3.1%)
Protective Life Corporation ...............................................       489,900    16,215,690
- individual and group life/health ins. and guaranteed investment contracts                 -----------




                       See Notes to Financial Statements.




                                      -7-




                                 --------------
                                 FAM VALUE FUND

--------------------------------------------------------------------------------

                        STATEMENT OF INVESTMENTS (cont'd)
                           June 30, 2002 (Unaudited)

                                                                                  SHARES        VALUE
                                                                                  ------        -----

MACHINERY & EQUIPMENT (9.5%)
IDEX Corporation ..........................................................       343,000   $11,490,500
- manufactures proprietary, highly engineered industrial products & pumps
Kaydon Corporation ........................................................       892,000    21,060,120
- custom-engineers products including bearings, filters, and piston rings
+MOCON, Inc. ..............................................................       395,044     3,594,900
- manufactures precision measurement, process sensing,
and control instruments/systems
Regal-Beloit Corporation ..................................................       203,700     4,850,097
- supplier of power transmission equipment and electric motors
Tennant Company ...........................................................       235,075     9,308,970
- manufactures commercial and institutional floor                                           -----------
maintenance equipment and products                                                           50,304,587
                                                                                            -----------

MEDIA (1.0%)
Meredith Corporation ......................................................       140,450     5,386,258
- magazine publishing and tv broadcasting                                                   -----------

PHARMACEUTICALS (2.0%)
*Watson Pharmaceuticals ...................................................       424,900    10,737,223
- manufactures proprietary and off-patent pharmaceutical products                           -----------

PROPERTY AND CASUALTY INSURANCE (11.2%)
*Berkshire Hathaway Inc. ..................................................           215    14,362,000
- holding company for various insurance and industrial companies
*Markel Corporation .......................................................        65,650    12,933,050
- insurance holding company
White Mountains Ins. Grp., Ltd. ...........................................       100,275    31,737,038
- personal property and casualty, and reinsurance                                           -----------
                                                                                             59,032,088
                                                                                            -----------

PUBLISHING (0.8%)
John Wiley & Sons, Inc. ...................................................       165,500     3,963,725
- publisher of print and electronic products, specializing in                               -----------
  scientific, technical, professional and medical books and journals

RECREATION AND ENTERTAINMENT (2.5%)
International Speedway Corporation ........................................       128,988     5,172,419
- owns and operates auto racing tracks, including Daytona
Six Flags, Inc. ...........................................................       553,000     7,990,850
- operates regional theme parks in U.S., Mexico and Europe                                  -----------
                                                                                             13,163,269
                                                                                            -----------

REGISTERED INVESTMENT COMPANY (3.5%)
Allied Capital Corp. ......................................................       821,891    18,615,831
- small business loan and venture capital corporation                                       -----------


                       See Notes to Financial Statements.




                                      -8-




                                 --------------
                                 FAM VALUE FUND

--------------------------------------------------------------------------------

                        STATEMENT OF INVESTMENTS (cont'd)
                           June 30, 2002 (Unaudited)

                                                                                  SHARES        VALUE
                                                                                  ------        -----
RESTAURANTS (1.4%)
*YUM! Brands, Inc. ........................................................       246,000   $ 7,195,500
- quick service restaurants including KFC, Pizza Hut and Taco Bell                          -----------

RETAIL APPAREL (1.8%)
Jones Apparel Group, Inc. .................................................       258,000     9,675,000
- designs and markets apparel                                                               -----------

RETAIL STORES (2.3%)
Ross Stores, Inc. .........................................................       155,000     6,316,250
- chain of off-price retail apparel and home accessories stores
Whole Foods Market, Inc. ..................................................       116,950     5,639,329
- national grocery store selling organic and natural products                               -----------
                                                                                             11,955,579
                                                                                            -----------

TELECOMMUNICATIONS AND CABLE EQUIPMENT (1.6%)
*ADC Telecommunications, Inc. .............................................     1,648,300     3,774,607
- offers network equipment, software and integration services for the telecommunications industry
C-COR.net Corporation .....................................................       656,150     4,593,050
- electronic equipment for cable and broadband data transmission systems
Scientific-Atlanta, Inc. ..................................................        20,000       329,000
- provides a wide range of products and services for the                                    -----------
  cable television industry                                                                   8,696,657
                                                                                            -----------

TELECOMMUNICATIONS SERVICES (2.3%)
Commonwealth Telephone Enterprises, Inc. ..................................       234,150     9,422,196
- provides telephony and related services in Pennsylvania
  markets as a rural local exchange carrier
Hickory Tech Corp. ........................................................       165,960     2,489,400
- small local telephone company in Minnesota                                                -----------
                                                                                             11,911,596
                                                                                            -----------


TOTAL COMMON STOCKS (COST $327,565,340)                                                    $478,789,212

Short Term Obligations (9.5%)                                      Principal
U.S. Treasury Bills, 1.7%, with maturities to 7/25/02
        (Cost $49,953,943) ...................................     $50,000,000               49,953,943
                                                                                           ------------
TOTAL INVESTMENTS (COST $377,519,283)                                                      $528,743,155

                                                                                           ============
------------
* Non-income producing
+ See Note 5



                       See Notes to Financial Statements.


                                 --------------
                                 FAM VALUE FUND

--------------------------------------------------------------------------------

                       STATEMENT OF ASSETS AND LIABILITIES
                           June 30, 2002 (Unaudited)



ASSETS
Investment in securities at value
        (Cost $377,519,283) .................................       $528,743,155
Cash at interest ............................................         12,323,950
Dividends and interest receivable ...........................            422,352
                                                                    ------------
                Total Assets ................................        541,489,457
                                                                    ------------

LIABILITIES
Payable for investment securities purchased .................          1,607,640
Accrued management fees .....................................            460,188
Accrued expenses ............................................            132,003
                                                                    ------------
                Total Liabilities ...........................          2,199,831
                                                                    ------------
NET ASSETS Source of Net Assets:
        Net capital paid in on shares of
                beneficial interest ................$376,135,033
        Undistributed net investment income ........     767,507
        Accumulated net realized gains .............  11,163,214
        Net unrealized appreciation ................ 151,223,872
                                                    ------------

                Net Assets ..................................       $539,289,626
                                                                    ============

Net asset value per share; 14,703,946 shares of
        beneficial interest outstanding (Note 3) ............       $      36.68
                                                                    ============



                       See Notes to Financial Statements.



                                 --------------
                                 FAM VALUE FUND

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS
                   Six Months Ended June 30, 2002 (Unaudited)

        INVESTMENT INCOME
        INCOME:
                Dividends .........................................   $  3,467,412
                Interest ..........................................        645,129
                                                                      ------------
        Total Income ..............................................      4,112,541
                                                                      ------------


        EXPENSES:
                Investment advisory fee (Note 2) ..................      2,766,552
                Administrative fee (Note 2) .......................        138,327
                Shareholder servicing and related expenses (Note 2)        147,220
                Printing and mailing ..............................         73,374
                Professional fees .................................         52,212
                Registration fees .................................         24,180
                Custodial fees ....................................         40,723
                Trustees ..........................................         15,404
                Other .............................................         69,465
                                                                      ------------
        Total Expenses ............................................      3,327,457
                                                                      ------------
                Net Investment Income .............................        785,084
                                                                      ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
        Net realized gain on investments ..........................     11,162,426
        Unrealized depreciation of investments ....................     (5,995,957)
                                                                      ------------
                Net Gain on Investments ...........................      5,166,469
                                                                      ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS ........................   $  5,951,553
                                                                      ============



                       See Notes to Financial Statements.


                                 --------------
                                 FAM VALUE FUND

--------------------------------------------------------------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS
                   Six Months Ended June 30, 2002 (Unaudited)
                        And Year Ended December 31, 2001

                                                                 Six Months       Year Ended
                                                               Ended June 30,     December 31,
                                                                     2002             2001
                                                               --------------    -------------

CHANGE IN NET ASSETS FROM OPERATIONS:
        Net investment income ...............................   $     785,084    $   2,335,755
        Net realized gain on investments ....................      11,162,426       17,236,024
        Unrealized (depreciation) appreciation of investments      (5,995,957)      40,063,159
                                                                -------------    -------------
                Net Increase in Net Asset From Operations ...       5,951,553       59,634,938

DISTRIBUTIONS TO SHAREHOLDERS FROM:
        Net investment income ...............................            --         (2,329,662)
        Net realized gain on investments ....................            --        (17,309,720)

CAPITAL SHARE TRANSACTIONS (Note 3): ........................      31,920,739       94,473,359
                                                                -------------    -------------
                Total Increase in Net Assets ................      37,872,292      134,468,915

NET ASSETS:
        Beginning of period .................................     501,417,334      366,948,419
                                                                -------------    -------------
        End of period .......................................   $ 539,289,626    $ 501,417,334
                                                                =============    =============





                       See Notes to Financial Statements.

                                 --------------
                                 FAM VALUE FUND

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                                  (Unaudited)

NOTE 1.    SUMMARY OF ACCOUNTING POLICIES
           FAM Value Fund (the "Fund") is a series of Fenimore Asset Management Trust, a no-load, diversified, open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to maximize long-term total return on capital. The following is a summary of significant accounting policies followed in the preparation of its financial statements.

           a)   VALUATION OF SECURITIES
                Securities traded on a national securities exchange or admitted to trading on NASDAQ are valued at the last reported sales price. Common stocks for which no sale was reported, and over-the-counter securities, are valued at the last reported bid price. Short-term securities are carried at amortized cost, which approximates value. Securities for which market quotations are not readily available or have not traded are valued at fair value as determined by procedures established by the Board of Trustees.

           b)   FEDERAL INCOME TAXES
                It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.

           c)   USE OF ESTIMATES
                The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

           d)   OTHER
                Securities transactions are recorded on trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

NOTE 2.    INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
           Under the Investment Advisory Contract, the Fund pays an investment advisory fee to Fenimore Asset Management, Inc. (the "Advisor") equal, on an annual basis, to 1% of the Fund's average daily net assets. Certain officers and trustees of the Fund are also officers and directors of the Advisor. The Advisor is contractually required to reimburse the Fund for its expenses to the extent that such expenses, including the advisory fee, for any fiscal period exceed 1.29% of the average daily net assets. No such reimbursement was required for the period ended June 30, 2002. FAM Shareholder Services, Inc. ("FSS"), a company under common control with the Advisor, serves as shareholder servicing agent and receives a monthly fee of $2.00 per shareholder account. Additionally, FSS serves as the fund administrative agent and receives a fee equal, on an annual basis, to .050% of the Fund's average daily net assets. Fenimore Securities, Inc., a company also under common control with the Advisor, acts as distributor of the Funds shares.

                                 --------------
                                 FAM VALUE FUND

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                                  (Unaudited)


NOTE 3.    SHARES OF BENEFICIAL INTEREST

           At June 30, 2002, an unlimited number of $.001 par value shares of beneficial interest were authorized. Transactions were as follows:


                                        SIX MONTHS ENDED                     YEAR ENDED
                                         JUNE 30, 2002                   DECEMBER 31, 2001
                                        ----------------                 -----------------

                                      SHARES          AMOUNT           SHARES          AMOUNT

Shares sold .................       3,215,132    $ 121,651,016        5,013,386    $ 176,678,691
Shares issued on reinvestment
        of dividends ........            --               --            504,379       18,344,282
Shares redeemed .............      (2,373,588)     (89,730,277)      (2,878,738)    (100,549,614)
                                   ----------    -------------       ----------    -------------

        Net increase ........         841,544    $  31,920,739        2,639,027    $  94,473,359
                                   ==========    =============       ==========    =============


NOTE 4.    INVESTMENT TRANSACTIONS

           During the period ended June 30, 2002, purchases and sales of investment securities, other than short term obligations, were $72,316,598 and $35,245,346. The cost of securities for federal income tax purposes is substantially the same as shown in the investment portfolio.

           The aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:

           Unrealized appreciation ..........................   $164,617,198
           Unrealized depreciation ..........................    (13,393,326)
                                                                ------------
                Net unrealized appreciation .................   $151,223,872
                                                                ============


NOTE 5.    HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

           Investments in portfolio companies, 5% or more of whose outstanding voting securities are held by the Fund, are defined in the Investment Company Act of 1940 as affiliated companies. A summary of the Fund's holdings in the securities of such issues is set forth below:

                                Number of                               Number of                               Realized
                              Shares Held      Gross         Gross     Shares Held    Value         Dividend     Gains/
        Name of Issuer       Dec. 31, 2001   Additions    Reductions  June 30, 2002 June 30, 2002    Income      (Losses)
        --------------       -------------   ---------    ----------  ---------------------------    ------      --------

MOCON, Inc. ............       395,844             0           800       395,044   $ 3,594,900   $    47,501   $     5,857
New England
        Business Service       634,225        40,800             0       675,025    16,970,129       270,010             0
                                                                                   -----------   -----------   -----------
Totals .................                                                           $20,565,029   $   317,511   $     5,857
                                                                                   ===========   ===========   ===========

                                 --------------
                                 FAM VALUE FUND

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                                  (Unaudited)


NOTE 6.    LINE OF CREDIT

           Fenimore Asset Management Trust has a line of credit available for the FAM Value Fund and FAM Equity-Income Fund (collectively the "Funds") for 5% of the Funds' net assets to a maximum of $20,000,000. Borrowings under the agreement bear interest at the prime rate as announced by the lending bank. The line of credit is available until November 30, 2002 when any outstanding advances are to be repaid. During the period ending June 30, 2002 no amounts were drawn from the available line.

                                 --------------
                                 FAM VALUE FUND

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                                  (Unaudited)


NOTE 7.    FINANCIAL HIGHLIGHTS


PER SHARE INFORMATION                Six Months Ended                          Years Ended December 31,
(For a share outstanding                June 30,
throughout the period)                    2002             2001            2000           1999            1998            1997
                                          ----             ----            ----           ----            ----            ----
Net asset value,
  beginning of period ............   $     36.17     $     32.70     $     31.35     $     34.44     $     35.76     $     26.53
                                     -----------     -----------     -----------     -----------     -----------     -----------

Income from investment operations:
  Net investment income ..........          0.05            0.17            0.36            0.29            0.20            0.08
  Net realized and unrealized
    gain (loss) on investments ...          0.46            4.77            5.38           (2.00)           1.94           10.29
                                     -----------     -----------     -----------     -----------     -----------     -----------

  Total from investment
    operations ...................          0.51            4.94            5.74           (1.71)           2.14           10.37
                                     -----------     -----------     -----------     -----------     -----------     -----------

Less distributions:
  Dividends from net
    investment income ............          --             (0.17)          (0.36)          (0.29)          (0.20)          (0.08)
  Distributions from net
    realized gains ...............          --             (1.30)          (4.03)          (1.09)          (3.26)          (1.06)
                                     -----------     -----------     -----------     -----------     -----------     -----------

  Total distributions ............          --             (1.47)          (4.39)          (1.38)          (3.46)          (1.14)
                                     -----------     -----------     -----------     -----------     -----------     -----------

Change in net asset value for
        the period ...............          0.51            3.47            1.35           (3.09)          (1.32)           9.23
                                     -----------     -----------     -----------     -----------     -----------     -----------

Net asset value, end of period ...   $     36.68     $     36.17     $     32.70     $     31.35     $     34.44     $     35.76
                                     ===========     ===========     ===========     ===========     ===========     ===========

TOTAL RETURN .....................          1.41%          15.07%          19.21%          (4.84%)          6.19%          39.06%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000) ..   $   539,290     $   501,417     $   366,948     $   373,277     $   379,269     $   333,159

Ratios to average net assets of:
        Expenses .................          1.20%*          1.21%           1.26%           1.23%           1.19%           1.24%
        Net investment income ....          0.28%           0.56%           1.08%           0.86%           0.57%           0.25%
Portfolio turnover rate ..........          7.42%           9.62%           9.53%          16.16%          16.67%           9.47%

---------------
*Annualized





                             ----------------------
                             FAM EQUITY-INCOME FUND
--------------------------------------------------------------------------------


Dear Fellow Equity-Income Shareholder,

      We are pleased to report that your FAM Equity-Income Fund posted strong returns for the first half of 2002. During a half-year in which the S&P 500 lost 13.8% of its value, the NASDAQ lost 24.9%, and the Russell 2000 lost 5.3%, the FAM Equity-Income Fund is up 4.02%. We thought you might be interested in exploring this disparity.

      Stock mutual funds have been hit hard recently, particularly in those technology categories that flew so high a few short years ago. In the first six months of 2002, tech funds were down 34%, communications funds declined 39%, and health funds lost 24%. This continued the downward trend that began in the spring of 2000 and continued throughout 2001 when the great majority of funds suffered steep losses. Against this bear market backdrop, the Equity-Income Fund achieved gains of 17.2% in 2000 and 20.8% in 2001, catching the eye of both the financial press and mutual fund rating agencies.

      The reasons for the difference in recent performance can be traced, in large part, to a difference in investment philosophy. We have never forgotten that the real worth of a business is measured by how much cash the company is able to generate over a long period of time. We invest only in what we believe are superior companies that have sustainable competitive advantages. And we only buy these companies at below our estimation of their intrinsic value - in other words, at "bargain basement" prices. Further, all of the companies in the FAM Equity-Income Fund portfolio pay dividends - and dividend-paying firms are now doing well as more investors rediscover the concept of safety and value. Finally, we have resisted the temptation to follow the herd investing in overvalued areas such as technology, energy and telecom equipment.

THE MARKET

      Our shareholders should understand that a prolonged recession could affect even the first class companies that make up our portfolio. So what everyone really wants to know, of course, is when the downward spiral in stock prices will start to turn around. As we write this letter, the markets continue to be controlled by bears; the NASDAQ, for example, is now at its lowest levels in five years.

      What makes the prediction game especially difficult is that each recession is different from the last. Right now, for example, there are several strong indications that the current downturn is following the classic path to recovery. Factory output is up, unemployment is down, new orders for durable goods rose in April, consumer spending remains strong and the services sector grew for the fourth straight month in May. Bullish analysts maintain that as factory inventories diminish, businesses will start some serious buying later this year, making recovery a certainty.

      At the same time, however, investors have become wary of the market. No wonder. It seems that every day brings to light a new scandal: Enron, Worldcom, Global Crossing, Qwest, Tyco. . .the list goes on. These former corporate giants, whose managers defrauded shareholders, have either declared bankruptcy or are close to it. It has also been revealed that the analysts who recommended these companies had conflicts of interest. Unconscionably, many analysts continued to promote these and other stocks even as they were crashing. And even some large accounting firms - the traditional watchdogs - have been implicated in the deception and wrongdoing.

                             ----------------------
                             FAM EQUITY-INCOME FUND
--------------------------------------------------------------------------------


      As a result, the investing public is angry and disillusioned for good reason. How can anyone be certain that a company's stated earnings show the whole story? How do we know that the CEO of the company we just purchased stock in isn't going to show up on the six o'clock news as the lead figure in the latest scandal? Hopeful economic indicators take a back page to sensational headlines. This is what makes this recession different from other downturns - and recovery more difficult.

      All of these corporate scandals have served as a wake up call to Wall Street. Several positive actions currently in the works will serve to make sure these types of abuses will not happen again. The SEC is proposing a new board to oversee auditors. A senate committee approved a measure on the auditing industry that prohibits auditing firms from providing both auditing and consulting services to the same client. Arthur Andersen was found guilty of obstruction of justice and this will have far reaching implications in the auditing industry. State pension plans are demanding reform and putting corporate boards on notice. And finally, the SEC has ordered the CEOs and CFOs of all companies with revenues over $1.2 billion in the last fiscal year to file sworn statements certifying that their financial reports are true. All of these are positive developments for investors.

      What protects FAM shareholders from the kind of losses other investors are experiencing? Have we just been lucky? The answer is, No, we have been careful! In addition to questionable management practices (and downright criminal behavior), what all these companies in the news had in common were extremely high levels of debt. At FAM Funds, we have always been careful to avoid companies with large debt. We scrutinize balance sheets and become nervous when the interest coverage is not bullet proof. We also read all the footnotes to financial statements, many of which contain tidbits like financing that does not show up on the balance sheets. These reasons, along with a reluctance to stray from our circle of competence, help explain why we avoided investing in any of the companies making headlines today.

FAM EQUITY-INCOME FUND COMPANIES - THE BEST AND THE WORST
     Here are our best and worst performers thus far in 2002.

      NEW ENGLAND BUSINESS SERVICES (+33.4%) has been a favorite of ours for years. The company is disliked by Wall Street because they perceive the company as an old line business forms company that is seeing its business eroded by laser printers and the expansion of Office Depot and Staples. We see NEBS in a different light - as a customer-friendly company with a loyal customer base. The company is trying to grow its business by offering new products and services to its small business customers. For example, they offer shirts with embroidered company logos so that a small business can present a more professional appearance.

      Because of Wall Street's lack of enthusiasm for NEBS last year, we were able to buy the stock at ridiculously low levels. We were paying only 6 times cash flow while the stock was yielding well over 4%. This year, the underlying value of the company is starting to be recognized. After a few years in the $15 to $20 range, the stock ended the quarter over $25 per share. We think the company is still worth north of $30 per share.

                             ----------------------
                             FAM EQUITY-INCOME FUND
--------------------------------------------------------------------------------



      ROSS STORES (+27.3%) has been a home run for us. This off-price apparel retailer is such a hit with consumers that they hit double-digit same store sales in the first quarter of this difficult year. The company has just 470 stores in 22 states, but we believe they have an excellent opportunity to expand into all 50 states. The company wants to grow to 700 stores by 2005. This growth in stores should easily fuel 15% growth in earnings over the next several years. When we first bought shares in Ross last year the company was selling at only 10 times earnings. Their larger competitor, TJX, which owns TJ Maxx and Marshalls, was selling for 15 times earnings, or a 50% premium. A quality company like Ross selling at a discount to its peers doesn't come along every day. It was an enticing opportunity, and it has already exceeded our expectations.

      NORTH FORK BANCORP (+25.9%) is a Long Island bank. They are aggressively expanding their presence into Manhattan, which is dominated by large banks that are notoriously unfriendly to small customers. By putting customer relations back into Manhattan banking, North Fork is taking significant market share. In addition, with an efficiency ratio of 34%, the bank is the most efficient operator of all the banks that we follow. In addition to its sterling performance this year, the bank turned in a 25% return on equity last year.

      WADDELL & Reed Financial (-28.1%) has been our worst performing company so far this year. This mutual fund company suffered along with the rest of the stock market participants. This was not unexpected. We like Waddell & Reed very much, despite its recent performance, and were hoping to buy more shares at some point. In June, the market was quite accommodating to our wishes, and we added to our position. We think the long-term prospects are very good for Waddell & Reed as investors put money away to fund their retirements and rising college tuition.

      MARTIN MARIETTA MATERIALS (-15.7%) is the second largest aggregates (gravel) supplier in the US. While the business could not sound more mundane, the investment characteristics could not be more attractive. Most people do not realize that the gravel business is a local monopoly. Since gravel is very heavy it costs a great deal to transport it long distances, so construction projects always use gravel from nearby gravel pits. There aren't many new entrants into the business. Because nobody wants a gravel pit in their backyard, very few new digging permits are issued. Martin Marietta is able to increase prices every year, something that precious few businesses are ever able to do. We are excited about this business and used the weakness in the stock price as a buying opportunity.

      ETHAN ALLEN INTERIORS (-16.0%) is the premiere furniture manufacturer and retailer in the US. The stock has shown some softness due to the general market weakness. But we think that the growth in the housing market will translate into long-term sales of home furnishings as well. Ethan Allen is also capitalizing on taking over franchised stores and turning them into company-owned stores - a strategy that immediately improves efficiency and profitability. In addition, the company is relocating and remodeling several of its locations. Fam Equity-Income Fund

                             ----------------------
                             FAM EQUITY-INCOME FUND
--------------------------------------------------------------------------------


OUTLOOK

      What all these companies - and the other firms in our portfolio - have in common is that they provide real value to customers. Whether it is customer-friendly banking services, gravel for construction projects or high quality clothing at low prices, we believe that the kind of value these firms provide will never go out of date. No bogus trading of energy contracts or calling a business expense a "capital investment" to falsely boost earnings. Our firms do not need to inflate their earnings statement because they are already making good profits and generating strong free cash flow.

      Our goal continues to be to grow your investment with low risk. We strive to achieve for our investors an annual average return of 12% to 15% over the long-term, 5-6 years, regardless of what crisis or contortion the economy may experience. Our intention with the FAM Equity-Income Fund is to create a calm place in the storm and we plan to keep it that way. We are working hard to maintain your trust.

Sincerely,


/s/ Paul Hogan, CFA                /s/ Tom Putnam
Paul Hogan, CFA                    Tom Putnam
Co-Manager                         Co-Manager



                             ----------------------
                             FAM EQUITY-INCOME FUND
--------------------------------------------------------------------------------
                            STATEMENT OF INVESTMENTS
                           June 30, 2002 (Unaudited)

                                                               SHARES      VALUE
                                                               ------      -----
COMMON STOCKS (79.1%)
BANKING (5.2%)
Banknorth Group, Inc. ...................................      26,700   $  694,734
- multi-bank holding company in Burlington, VT
North Fork Bancorporation ...............................      28,000    1,114,680
- bank holding company located on Long Island, NY
SouthTrust Corporation ..................................      41,200    1,076,144
- bank holding company headquartered in Alabama
TrustCo Bank Corp. NY ...................................      28,472      374,976
                                                                       -----------
- operates 54 bank offices in upstate NY ................                3,260,534
                                                                       -----------

COMMERCIAL PRODUCTS (3.4%)
New England Business Services, Inc. .....................      83,800    2,106,732
                                                                       -----------
- leading supplier of business forms/printed products
  to small businesses in U.S. ...........................

COMMERCIAL SERVICES (2.6%)
ABM Industries, Inc. ....................................      37,100      644,056
- facility services contractor to commercial, industrial
  and institutional customers across North America
McGrath RentCorp ........................................      38,500    1,001,000
                                                                       -----------
- modular building and electronic test equipment
  rentals, subsidiary classroom manufacturing ...........                1,645,056
                                                                       -----------

COMPUTER SOFTWARE & Services (2.4%)
Reynolds & Reynolds Company .............................      54,000    1,509,300
                                                                       -----------
- software for automotive dealers and business forms
-Martin Marietta Materials, Inc. ........................      68,700    2,679,300
- produces aggregates for the construction industry
Vulcan Materials Company ................................      65,900    2,871,922
                                                                       -----------
- produces, distributes and sells construction materials
  and industrial and specialty chemicals ................                5,551,222
                                                                       -----------

CONSUMER SERVICES (3.1%)
H&R Block, Inc. .........................................      14,000      646,100
- leader in individual and small business tax preparation
ServiceMaster Company ...................................      94,100    1,291,052
                                                                       -----------
- commercial and residential service company ............                1,937,152
                                                                       -----------



                       See Notes to Financial Statements.

                                      -21-




                             ----------------------
                             FAM EQUITY-INCOME FUND
--------------------------------------------------------------------------------
                        STATEMENT OF INVESTMENTS (cont'd)
                           June 30, 2002 (Unaudited)

                                                               SHARES      VALUE
                                                               ------      -----

HEALTH CARE SERVICES (0.9%)
Landauer, Inc. ..........................................      14,900   $  571,117
- leader in radiation testing and personal dosimeters
                                                                       -----------

HOME FURNISHINGS (3.1%)
Ethan Allen Interiors, Inc. .............................      54,000    1,904,040
- manufactures and retails home furnishings
                                                                       -----------

INSURANCE AGENCY (2.4%)
Brown & Brown, Inc. .....................................      47,000    1,492,250
- one of the largest independent general insurance agencies in the U.S.
                                                                       -----------

INVESTMENT MANAGEMENT (2.3%)
Waddell & Reed Financial, Inc. ..........................      63,750    1,461,150
- underwriter and distributor of 47 mutual fund portfolios
                                                                       -----------

LIFE INSURANCE (3.5%)
Protective Life Corporation .............................      65,619    2,171,989
- individual and group life/health ins.                                -----------
   and guaranteed investment contracts

MACHINERY & Equipment (8.1%)
IDEX Corporation ........................................      37,500    1,256,250
- proprietary, highly engineered industrial products & pumps
Kaydon Corporation ......................................      54,200    1,279,662
- custom-engineers products including bearings,
  filters, and piston rings
MOCON, Inc. .............................................      24,000      218,400
- precision measurement, process sensing,
  and control instruments/systems
Regal-Beloit Corporation ................................      14,000      333,340
- supplier of power transmission equipment and cutting tools
  Tennant Company .......................................      48,800    1,932,480
- manufactures commercial and institutional floor                      -----------
  maintenance equipment and products ....................                5,020,132
                                                                       -----------
MEDIA (3.4%)
Meredith Corporation ....................................      55,300    2,120,755
- magazine publishing and tv broadcasting                              -----------






                       See Notes to Financial Statements.

                                      -22-




                             ----------------------
                             FAM EQUITY-INCOME FUND
--------------------------------------------------------------------------------
                        STATEMENT OF INVESTMENTS (cont'd)
                           June 30, 2002 (Unaudited)

                                                               SHARES      VALUE
                                                               ------      -----




PROPERTY & Casualty Insurance (3.9%)
White Mountains Ins. Grp. Ltd. ..........................       7,725   $2,444,963
                                                                        ----------
- personal property and casualty, and reinsurance

PUBLISHING (5.8%)
Courier Corporation .....................................      23,000      937,480
- manufactures and publishes specialty books, including
  Dover Publications
John Wiley & Sons, Inc. .................................     111,600    2,672,820
- publisher of print and electronic products, ...........               ----------
  specializing in scientific, technical,
  professional and medical books and journals ...........                3,610,300
                                                                        ----------
RECREATION AND ENTERTAINMENT (6.9%)
International Speedway Corporation ......................      74,800    2,999,480
- owns and operates auto racing tracks, including Daytona
Six Flags Preferred B 7.25% .............................      54,900    1,268,190
                                                                        ----------
- operates regional theme parks in U.S., Mexico and Europe               4,267,670
                                                                        ----------
REGISTERED INVESTMENT COMPANY (5.4%)
Allied Capital Corp. ....................................     147,514    3,341,192
- small business loan and venture capital corporation ...               ----------


RETAIL STORES (3.1%)
Ross Stores, Inc. .......................................      47,200    1,923,400
- chain of off-price retail apparel and home ............               ----------
  accessories stores

TELECOMMUNICATIONS AND CABLE EQUIPMENT (1.8%)
Scientific-Atlanta, Inc. ................................      70,000    1,151,500
- provides a wide range of products and services for ....               ----------
  the cable television industry

TELECOMMUNICATIONS SERVICES (2.9%)
Hickory Tech Corporation ................................     119,950    1,799,250
- small local telephone company in Minnesota ............                ---------

TOTAL COMMON STOCKS (Cost $45,779,304) ..................              $49,289,704
                                                                        ----------
SHORT TERM OBLIGATIONS (20.9%)  Principal
U.S. Treasury Bills, 1.7% with maturities to 7/25/02
        (Cost $12,992,352) ..............................   $13,000,000 12,992,352
                                                                        ----------
TOTAL INVESTMENTS (COST $58,771,656) ....................              $62,282,056
                                                                        ==========

                       See Notes to Financial Statements.




                             ----------------------
                             FAM EQUITY-INCOME FUND
--------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES
                           June 30, 2002 (Unaudited)

ASSETS
Investment in securities at value
        (Cost $58,771,656) .....................
Cash at interest ...............................                   $62,282,056
Receivable for investment securities sold ......                     1,687,701
Dividends and interest receivable ..............                       314,020
        Total Assets ...........................                        37,432
                                                                   ----------
LIABILITIES                                                         64,321,209
                                                                   ----------
Payable for investment securities purchased ....
Payable to investment advisor ..................                     1,170,089
Accrued expenses ...............................                        51,490
                                                                        54,417
        Total Liabilities ......................                   -----------
                                                                     1,275,996
                                                                   -----------
NET ASSETS Source of Net Assets:
        Net capital paid in on shares of
                beneficial interest ............   $58,856,505
        Undistributed net investment income ....          --
        Accumulated net realized gains .........       678,308
        Net unrealized appreciation ............     3,510,400
                                                   -----------
                Net Assets .....................                  $63,045,213
                                                                  ===========

Net asset value per share; 3,789,629 shares of
        beneficial interest outstanding (Note 3)                  $     16.64
                                                                  ===========



                       See Notes to Financial Statements.


                                 ---------------
                             FAM EQUITY-INCOME FUND
--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS
                   Six Months Ended June 30, 2002 (Unaudited)

INVESTMENT INCOME
        INCOME:
                Dividends ......................   $   428,769
                Interest .......................       102,971
                                                   -----------
                    Total Income ...............       531,740
                                                   -----------

        EXPENSES:
                Investment advisory fee (Note 2)       242,798
                Administrative fee (Note 2) ....        12,140
                Shareholder(3) servicing and
                 related expenses (2)                    5,622
                Printing and mailing ...........         6,883
                Professional fees ..............        17,873
                Registration fees ..............        15,750
                Custodial fees .................         8,366
                Trustees .......................        15,456
                Other ..........................        24,943
                                                   -----------
                    Total Expenses .............       349,831
                                                   -----------
                      Net Investment Income ....       181,909
                                                   -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
        Net realized gain on investments .......       806,186
        Unrealized depreciation of investments .      (662,148)
                                                   -----------
                Net Gain on Investments ........       144,038
                                                   -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS .....   $   325,947
                                                   ===========



                       See Notes to Financial Statements.


                             ----------------------
                             FAM EQUITY-INCOME FUND
--------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
                   Six Months Ended June 30, 2002 (Unaudited)
                        and Year Ended December 31, 2001

                                                                     SIX MONTHS     YEAR ENDED
                                                                    ENDED JUNE 30,  DECEMBER 31,
                                                                       2002            2001
                                                                  --------------  -------------

CHANGE IN NET ASSETS FROM OPERATIONS:
        Net investment income .................................   $    181,909    $    200,324
        Net realized gain (loss) on investments ...............        806,186        (128,248)
        Unrealized depreciation (appreciation) of investments .       (662,148)      3,313,073
                                                                  ------------    ------------

                Net Increase in Net Assets From Operations ....        325,947       3,385,149

DISTRIBUTIONS TO SHAREHOLDERS FROM:
        Net investment income .................................       (181,752)       (200,309)
        Net realized gain on investments ......................           --              --

CAPITAL SHARE TRANSACTIONS (Note 3): ..........................     31,707,030      21,117,426
                                                                  ------------    ------------

                Total Increase in Net Assets ..................     31,851,225      24,302,266

NET ASSETS:
        Beginning of period ...................................     31,193,988       6,891,722
                                                                  ------------    ------------

        End of period .........................................   $ 63,045,213    $ 31,193,988
                                                                  ============    ============






                       See Notes to Financial Statements.

                             ----------------------
                             FAM EQUITY-INCOME FUND
--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                                  (Unaudited)

NOTE 1. SUMMARY OF ACCOUNTING POLICIES

        FAM Equity-Income Fund (the "Fund") is a series of Fenimore Asset Management Trust, a no-load, diversified, open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to provide current income and long term capital appreciation from investing primarily in income-producing equity securities. The following is a summary of significant accounting policies followed in the preparation of its financial statements.

A)      VALUATION OF SECURITIES
        Securities traded on a national securities exchange or admitted to trading on NASDAQ are valued at the last reported sales price. Common stocks for which no sale was reported, and over-the-counter securities, are valued at the last reported bid price. Short-term securities are carried at amortized cost, which approximates value. Securities for which market quotations are not readily available or have not traded are valued at fair value as determined by procedures established by the Board of Trustees.

B)      FEDERAL INCOME TAXES
        It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.

C)      USE OF ESTIMATES
        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

D)      OTHER
        Securities transactions are recorded on trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

NOTE 2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

        Under the Investment Advisory Contract, the Fund pays an investment advisory fee to Fenimore Asset Management, Inc. (the "Advisor") equal, on an annual basis, to 1% of the Fund's average daily net assets. Certain officers and trustees of the Fund are also officers and directors of the Advisor. The Advisor is required to reimburse the Fund for its expenses to the extent that such expenses, including the advisory fee, for any fiscal year exceed 2% of the average daily net assets. FAM Shareholder Services, Inc. ("FSS"), a company under common control with the Advisor, serves as a shareholder servicing agent for which it receives a monthly fee of $2.00 per shareholder account. Additionally, FSS serves as the fund administrative agent for which it receives a fee equal, on an annual basis, to .050% of the Fund's average daily net assets. Fenimore Securities, Inc. ("FSI"), a company also under common control with the Advisor, acts as distributor of the Fund's shares.

                             ----------------------
                             FAM EQUITY-INCOME FUND
--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                                  (Unaudited)

NOTE 3. SHARES OF BENEFICIAL INTEREST

        At June 30, 2002, an unlimited number of $.001 par value shares of beneficial interest were authorized. Transactions were as follows:


                                     SIX MONTHS ENDED                YEAR ENDED
                                      JUNE 30, 2002              DECEMBER 31, 2001
                                      -------------              -----------------

                                  SHARES         AMOUNT          SHARES        AMOUNT
                                  ------         ------          ------        ------

Shares sold .................    2,665,614    $ 45,518,483     1,634,831    $ 24,128,070
Shares issued on reinvestment
        of dividends ........       10,091         171,187        13,079         188,872
Shares redeemed .............     (829,631)    (13,982,640)     (216,084)     (3,199,516)
                                ----------    ------------    ----------    ------------


        Net increase ........    1,846,074    $ 31,707,030     1,431,826    $ 21,117,426
                                ==========    ============    ==========    ============


NOTE 4. INVESTMENT TRANSACTIONS

        During the period ended June 30, 2002, purchases and sales of investment securities, other than short term obligations, were $26,323,870 and $2,619,204. The cost of securities for federal income tax purposes is substantially the same as shown in the investment portfolio.

        The aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:

        Unrealized appreciation ................... $  4,713,554
        Unrealized depreciation ...................   (1,203,154)
                                                      ----------

                Net unrealized appreciation ....... $  3,510,400
                                                    ============


NOTE 5. LINE OF CREDIT

        Fenimore Asset Management Trust has a line of credit available for the FAM Value Fund and FAM Equity-Income Fund (collectively the "Funds") for 5% of the Funds' net assets to a maximum of $20,000,000. Borrowings under the agreement bear interest at the prime rate as announced by the lending bank. The line of credit is available until November 30, 2002 when any advances are to be repaid. During the period ending June 30, 2002 no amounts were drawn from the available line.

                             ----------------------
                             FAM EQUITY-INCOME FUND
--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                                  (Unaudited)

NOTE 6. FINANCIAL HIGHLIGHTS


          PER SHARE INFORMATION           SIX MONTHS ENDED          YEARS ENDED DECEMBER 31,
(For a share outstanding                      June 30,
throughout the period)                         2002        2001     2000      1999      1998     1997
----------------------                         ----        ----     ----      ----      ----     ----


Net asset value,
        beginning of period .............   $   16.05 $   13.47 $   12.31 $   13.53 $   13.20 $   10.99
                                            --------- --------- --------- --------- --------- ---------

Income from investment operations:
        Net investment income ...........        0.06      0.19      0.31      0.27      0.28      0.27
        Net realized and unrealized
                gain(loss) on investments        0.59      2.58      1.76     (1.22)     0.33      2.65
                                            --------- --------- --------- --------- --------- ---------


        Total from investment
                operations ..............        0.65      2.77      2.07     (0.95)     0.61      2.92
                                            --------- --------- --------- --------- --------- ---------


Less distributions:
        Dividends from net
                investment income .......       (0.06)    (0.19)    (0.31)    (0.27)    (0.28)    (0.27)
        Distributions from net
                realized gains ..........     --        --          (0.60)  --        --          (0.44)
                                            --------- --------- --------- --------- --------- ---------


        Total distributions .............       (0.06)    (0.19)    (0.91)    (0.27)    (0.28)    (0.71)
                                            --------- --------- --------- --------- --------- ---------


Change in net asset value
        for the period ..................        0.59      2.58      1.16     (1.22)     0.33      2.21
                                            --------- --------- --------- --------- --------- ---------


Net asset value, end of period ..........   $   16.64 $   16.05 $   13.47 $   12.31 $   13.53 $   13.20
                                            ========= ========= ========= ========= ========= =========


TOTAL RETURN ............................        4.02%    20.79%    17.18%    (6.98%     4.67%    26.90%

 Net assets, end of period (000) ........      $63,045  $31,194   $ 6,892   $ 6,653   $ 6,725   $ 4,386

Ratios to average net assets of:
        Expenses, total .................        1.44%*    1.56%     2.27%     2.12%     2.09%     2.50%
        Expenses, net of fees waived and
                expenses assumed by advisor      1.44%*    1.50%     1.50%     1.50%     1.50%     1.50%
     Net investment income ..............        0.74%     1.29%     2.33%     2.15%     2.17%     2.27%
Portfolio turnover rate .................        7.06%     2.79%    16.59%    13.49%    10.55%    15.63%

*Annualized

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




INVESTMENT ADVISOR
------------------
Fenimore Asset Management, Inc.
Cobleskill, NY

CUSTODIAN
---------
U.S. Bank, N.A.
Cincinnati, OH

INDEPENDENT ACCOUNTANTS
-----------------------
PricewaterhouseCoopers, LLP
New York, NY

TRUSTEES
--------
Joseph A. Bucci
Joseph J. Bulmer, PhD
David A. Hughey
Fred "Chico" Lager
James H. Muller
C. Richard Pogue
Thomas O. Putnam

LEGAL COUNSEL
-------------
Dechert
Washington, DC

SHAREHOLDER SERVICING AGENT
---------------------------
FAM Shareholder Services, Inc.
Cobleskill, NY

DISTRIBUTOR
-----------
Fenimore Securities, Inc.
Cobleskill, NY


FAM Funds
384 North Grand Street
P.O. Box 399
Cobleskill, NY 12043
(800) 932-3271
www.famfunds.com